GOODWILL	9 Months Ended
Sep. 30, 2025
GOODWILL
GOODWILL

NOTE 8 – GOODWILL

Goodwill as of September 30, 2025, and December 31, 2024, was as follows:

	September 30,	December 31,
	2025	2024

Vayu goodwill	$1,894,288	$-
GAC goodwill	10,840,392	-

Total goodwill	$12,734,680	$-

Goodwill arose as a result of the excess of consideration transferred over the fair value of the net identifiable assets acquired in the acquisitions of Vayu and GAC.